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                                                                    EXHIBIT 10.4



                   FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT

         THIS FIRST AMENDMENT TO REVOLVING LOAN AGREEMENT (this "Amendment") is dated as of April 3, 1997 and entered into by and between BURNHAM PACIFIC PROPERTIES, INC., a California corporation ("Borrower"), and NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation ("Lender"), with reference to the following:

                                    RECITALS

         A. Borrower and Lender are parties to that certain Revolving Loan Agreement dated as of November 18, 1996 (the "Loan Agreement"), pursuant to which Lender agreed to make available to Borrower Secured Advances and Unsecured Advances upon the terms and subject to the conditions set forth in the Loan Agreement. Capitalized terms used herein and not otherwise defined have the respective meanings ascribed to such terms in the Loan Agreement.

         B. Borrower has requested that Lender make a one-time Unsecured Advance to Borrower in the principal amount of $28,000,000.00 and a one-time Secured Advance to Borrower in the principal amount of $42,000,000.00; and Lender has agreed to make such Special Advances (as hereinafter defined) upon the terms and subject to the conditions set forth herein. The Special Advances are not, and shall not be deemed to be, included in the Commitment.

         C. Lender and Borrower desire to amend the Loan Agreement to reflect the Special Advances and to reaffirm the terms and provisions of the Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                    AGREEMENT

         1. SPECIAL ADVANCES AMENDMENTS TO LOAN AGREEMENT. Effective as of the Special Advances Effective Date (as hereinafter defined), the Loan Agreement is hereby amended and modified as follows:

         1.1 DEFINITIONS, ETC.

                  1.1.1 The definition of "Applicable LIBO Rate" set forth in the Loan Agreement is hereby deleted in its entirety and replaced with the following definition:
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                  "'APPLICABLE LIBO RATE' means, for any Interest Period, the rate per annum of interest equal to the sum of (i) (x) 1.65% in the case of Secured Advances, and (y) 1.75% in the case of Unsecured Advances, plus (ii) LIBOR for such Interest Period."

                  1.1.2 The definition of "Rate Reduction Date" is hereby deleted in its entirety.

                  1.1.3 In addition to the other "Events of Default" as defined and described in the Loan Agreement, Borrower's failure to repay the Special Advances on or before the later of (i) the Special Advances Maturity Date (as hereinafter defined), or (ii) if the date for repayment of the Special Advances is extended pursuant to the terms of Section 1.2.7 hereof, the Special Secured Advance Maturity Date or the Special Unsecured Advance Maturity Date, as applicable, without notice, grace or cure rights of any kind, shall constitute an "Event of Default" under the Loan Agreement.

                  1.1.4 The definition of "Loan Documents" set forth in the Loan Agreement is hereby amended to include the Special Advances Notes (as hereinafter defined), and each reference in the Loan Agreement or this Amendment to "Loan Documents" shall be deemed to include, without limitation, a reference to the Special Advances Notes.

                  1.1.5 Section 2.3.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following language:

                  "2.3.3 PAYMENT OF INTEREST. Accrued interest shall be due and payable in arrears on each Interest Payment Date and on the Maturity Date."

         1.2      AMOUNT AND TERMS OF SPECIAL ADVANCES.

                  1.2.1 SPECIAL SECURED ADVANCE AND SPECIAL UNSECURED ADVANCE. Upon the terms and subject to the conditions set forth in this Amendment and notwithstanding anything to the contrary set forth in the Loan Agreement, Lender hereby agrees to make available to Borrower on or after the Special Advances Effective Date until the Special Advances Outside Closing Date (as hereinafter defined), a one-time Secured Advance in the aggregate principal sum of Forty-Two Million Dollars ($42,000,000.00) (the "Special Secured Advance") and a one-time Unsecured Advance in the aggregate principal sum of Twenty-Eight Million Dollars ($28,000,000.00) (the "Special Unsecured Advance" and collectively with the Special Secured Advance, the "Special Advances"). The Special Advances shall be repaid as set forth herein, and once repaid may not be re-borrowed. Notwithstanding Lender's agreement to make the Special Advances set forth herein, neither the Secured Revolving Commitment nor the Unsecured Revolving Commitment shall be increased or decreased as a result of this Amendment, nor shall the availability under the Secured Revolving Commitment or the Unsecured


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Revolving Commitment be affected by the Special Advances. Except as set forth herein to the contrary, the Special Secured Advance shall be for all purposes a Secured Advance under the Loan Agreement, and the Special Unsecured Advance shall be for all purposes an Unsecured Advance under the Loan Agreement.

                  1.2.2 NO PARTIAL SPECIAL ADVANCES. Borrower shall borrow the Special Advances, if at all, in the aggregate amount thereof, but shall have no right to request a partial borrowing of the Special Advances. Borrower shall have no right to borrow the Special Secured Advance unless Borrower simultaneously borrows the Special Unsecured Advance; and Borrower shall have no right to borrow the Special Unsecured Advance unless Borrower simultaneously borrows the Special Secured Advance.

                  1.2.3 FUNDING. Subject to and upon satisfaction of the applicable conditions set forth in Section 2 hereof, Lender shall make the proceeds of the Special Advances available to Borrower in Dollars by transferring immediately available funds to the account(s) designated by Borrower.

                  1.2.4 USE OF PROCEEDS. The proceeds of the Special Advances shall be used by Borrower to purchase the fee interest in the real properties described on Schedule 1 attached hereto (collectively, the "Acquisition Properties").

                  1.2.5 INTEREST. (a) So long as no Event of Default exists, the unpaid principal amount of the Special Secured Advance shall bear interest at the rate per annum of interest (the "Special Secured Advance Interest Rate") equal to the sum of (i) 1.65% plus (ii) LIBOR for the applicable Interest Period. During such time as an Event of Default exists (whether or not the Obligations have then become due and payable by acceleration) and from and after the Special Advances Maturity Date (as such date may be extended pursuant to Section 1.2.7 hereof), the unpaid principal amount of the Special Secured Advance shall bear interest at the rate per annum equal to the sum of (i) the Special Secured Advance Interest Rate plus (ii) 5%.

                           (b) So long as no Event of Default exists, the unpaid
principal amount of the Special Unsecured Advance shall bear interest at the rate per annum of interest (the "Special Unsecured Advance Interest Rate") equal to the sum of (i) 2.50% plus (ii) LIBOR for the applicable Interest Period. During such time as an Event of Default exists (whether or not the Obligations have then become due and payable by acceleration) and from and after the Special Advances Maturity Date (as such date may be extended pursuant to Section 1.2.7 hereof), the unpaid principal amount of the Special Unsecured Advance shall bear interest at the rate per annum equal to the sum of (i) the Special Unsecured Advance Interest Rate plus (ii) 5%.

                           (c) The interest rates for each Interest Period under
the Special Advances Notes shall be determined by Lender as set forth in the Loan Agreement.


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Accrued interest shall be due and payable in arrears on each Interest Payment
Date and on the Special Advances Maturity Date.

                  1.2.6 SPECIAL ADVANCES NOTES. The Special Secured Advance made by Lender shall be evidenced by the special secured advance note in the principal amount of $42,000,000.00, executed by Borrower and payable to the order of Lender, in substantially the form of Exhibit A hereto (as amended from time to time, the "Special Secured Advance Note"); and the Special Unsecured Advance made by Lender shall be evidenced by the special unsecured advance note in the principal amount of $28,000,000.00, executed by Borrower and payable to the order of Lender, in substantially the form of Exhibit B hereto (as amended from time to time, the "Special Unsecured Advance Note" and collectively with the Special Secured Advance Note, the "Special Advances Notes").

                  1.2.7 REPAYMENT. (a) The unpaid principal amount of the Special Advances shall be paid in full on the date (the "Special Advances Maturity Date") which is sixty (60) days following the date (the "Special Advances Funding Date") on which the Special Advances are made by Lender to Borrower or, if such day is not a Business Day, on the next succeeding Business Day, as such date may be extended as hereinafter provided.

                           (b) Borrower may, by written notice to Lender not
less than ten (10) days nor more than twenty-five (25) days before the Special Advances Maturity Date, request that the Special Advances Maturity Date be extended to the date that is ninety (90) days following the Special Advances Maturity Date; provided that the Special Advances Maturity Date may be so extended only one time. If Borrower shall so request such an extension, the Special Advances Maturity Date shall be automatically extended to the date that is ninety (90) days following the Special Advances Maturity Date; provided that no such extension shall be effective unless (i) no Default or Event of Default shall exist either on the date of the notice requesting such extension or on the Special Advances Maturity Date then in effect, (ii) each of the representations and warranties of Borrower set forth in the Loan Documents shall be true and complete in all material respects on and as of each such date with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (iii) Borrower shall have paid to Lender an extension fee in immediately available funds in an amount equal to the difference between (x) 0.25% of the Special Advances minus (y) Fifty Thousand Dollars ($50,000.00).

                           (c) If the Special Advances Maturity Date has been
extended in accordance with subparagraph (b) above, then, Borrower may, by written notice to Lender not less than thirty (30) days before the extended Special Advances Maturity Date, request that (or, if Borrower has not timely delivered such notice, Borrower shall be deemed to have requested that):


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                  (i) the Acquisition Properties be removed from the Collateral
         Pool and the Special Secured Advance be converted into a long-term mortgage loan to a special purpose entity secured by the Acquisition Properties, which shall be due and payable in full on the date (the "Special Secured Advance Maturity Date") which is ten (10) years following the effective date of conversion of the Special Unsecured Advance, shall bear interest and otherwise be upon other economic terms to be determined by Lender, and shall be evidenced and secured by documents and instruments substantially similar to the documents and instruments evidencing and securing (x) the loan made by Lender to Borrower on January 30, 1997 in the original principal amount of $25,400,000.00 and (y) the loan made by Lender to Borrower on February 21, 1997 in the original principal amount of $33,100,000.00; and

                  (ii) the Special Unsecured Advance (and any portion of the Special Secured Advance not converted to a long-term mortgage loan due to a reduction of the amount of such loan by Lender as a result of its underwriting) be converted into a loan, the principal of which shall fully amortize in sixty (60) equal monthly payments and which shall be due and payable in full on the date (the "Special Unsecured Advance Maturity Date") which is five (5) years following the effective date of conversion of the Special Unsecured Advance, shall be upon terms substantially similar to standard mezzanine financing terms then being quoted by Lender for similar unsecured loans (or if Lender is not then quoting such terms, on such terms as may be determined by Lender in its sole and absolute discretion), and shall be evidenced by documents mutually acceptable to Borrower and Lender.

It shall be a condition precedent to Lender's agreement to convert the Special Secured Advance and the Special Unsecured Advance as provided in this subparagraph (c) that (i) no Default or Event of Default shall exist either on the date of the notice requesting such conversion, on the extended Special Advances Maturity Date then in effect or upon the conversion of the Special Advances as contemplated hereby; (ii) each of the representations and warranties of Borrower set forth in the Loan Documents shall be true and complete in all material respects on and as of each such date with the same force and effect as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); (iii) Borrower (and, in the case of the Special Secured Advance, the special purpose entity created by Borrower) shall have satisfied all of Lender's customary conditions precedent to the extension of such long-term and/or mezzanine financing, as the case may be, on or prior to the Special Advances Maturity Date, including without limitation posting such reserves for deferred maintenance, capital expenditures, taxes and insurance, securitization costs and tenant improvements as Lender may reasonably require; (iv) Borrower (and, in the case of the Special Secured Advance, the special purpose entity created by Borrower) shall have executed and delivered to Lender all documents and instruments reasonably requested by Lender in connection with the transactions


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contemplated hereby, (v) Borrower shall have paid all reasonable costs and expenses incurred by Lender in connection with the proposed conversion of the Special Advances, whether or not such conversion actually is consummated; (vi) Borrower shall have paid to Lender a structuring fee in an amount equal to 1% of the Special Advances; and (vii) Lender shall have completed its underwriting of such long-term and mezzanine loans and agreed to make such loans. Nothing set forth herein is intended as, nor shall it be deemed under any circumstances to be, a commitment by Lender to make the permanent loan and/or the mezzanine loan referred to herein.

                  1.2.8 PREPAYMENT. Notwithstanding anything to the contrary set forth in Section 2.7.4 of the Loan Agreement, in the event Borrower issues and sells any shares of Capital Stock, Borrower shall prepay the entire outstanding principal amount of, and all accrued interest on, the Special Advances, from the net cash proceeds of such issuance of Capital Stock. Such prepayment shall be made not later than one (1) Business Day following the date of issuance of the Capital Stock.

                  1.2.9 MANNER OF PAYMENT. Payments on the Special Advances shall be made in the manner set forth in Section 2.8 of the Loan Agreement.

         2. CONDITIONS PRECEDENT TO SPECIAL ADVANCES. The agreement of Lender to make the Special Advances and to amend the Loan Agreement as set forth in
Section 1 above shall be subject to the satisfaction of the following conditions precedent:

         2.1 SPECIAL ADVANCES OUTSIDE CLOSING DATE. The Special Advances Effective Date shall occur on or prior to April 3, 1997 (the "Special Advances Outside Closing Date").

         2.2 NOTICE OF BORROWING. Lender shall have received a Notice of Borrowing, duly executed by a Responsible Officer of Borrower, which shall request that the Special Advances be made as of a date not later than the Special Advances Outside Closing Date.

         2.3 CERTAIN DOCUMENTS. Lender shall have received and recorded, where applicable, the following documents (collectively with this Amendment, the "Amendment Documents"), duly executed and, if applicable, acknowledged, by Borrower, and in form and substance satisfactory to Lender:

            2.3.1 the Special Secured Advance Note;

            2.3.2 the Special Unsecured Advance Note; and

            2.3.3 an amendment to each of the Mortgages, the Assignment of Leases, and the other Loan Documents, in each case reflecting that such Loan Documents secure the repayment of the Special Secured Advance.

         2.4 FEES AND EXPENSES PAID.


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            2.4.1 Borrower shall have paid to Lender a structuring fee in an amount equal to Fifty Thousand Dollars ($50,000.00) with respect to the Special Advances, which fee shall be fully earned when paid and shall be non-refundable:

            2.4.2 Borrower shall have paid all reasonable costs and expenses incurred by Lender in connection with the transactions contemplated by this Amendment or with respect to prior proposed amendments to the Loan Agreement, prior, pending and abandoned additions to the Collateral Pool, and other proposed secured loans by Lender to Borrower, whether or not consummated.

         2.5 TITLE ENDORSEMENTS. Lender shall have received an endorsement, or the irrevocable commitment of the Title Company to issue an endorsement, to each title insurance policy insuring the Lien of a Mortgage, which endorsement shall insure the continued priority of the Liens created under the Mortgage insured thereby notwithstanding the amendments to the Loan Agreement contemplated hereby, increasing the aggregate liability by the Secured Special Advance, subject only to the Permitted Encumbrances, and otherwise in form and substance satisfactory to Lender; and Borrower shall have paid to the Title Company (and shall have delivered to Lender evidence of such payment) all expenses of the Title Company in connection with the issuance of such endorsements and an amount equal to the recording taxes payable in connection with the recording of the amendments to the Mortgages and the Assignment of Leases in the appropriate county land offices.

         2.6 COUNSEL OPINION. Lender shall have received one or more favorable legal opinions from counsel to Borrower stating that the Loan Documents, as modified by the Amendment Documents, remain enforceable, that the Amendment Documents have been duly authorized, executed and delivered and are valid and binding obligations of Borrower, enforceable in accordance with their respective terms, and with regard to such other matters as Lender may request.

         2.7 CORPORATE AUTHORIZATION. Borrower shall have delivered to Lender copies of the articles of incorporation and bylaws of Borrower, and all amendments thereto, all certified by the relevant government officials or the Secretary of Borrower, as appropriate, and certified copies of all corporate action taken by Borrower approving the execution and delivery of this Amendment and the other Amendment Documents, and the transactions contemplated thereby and hereby.

         2.8 REPRESENTATIONS AND WARRANTIES. All representations and warranties made by Borrower under the Loan Agreement shall be true and correct in all material respects as of the Special Advances Effective Date as if made on such date, and Borrower shall have delivered to Lender a certificate of a Responsible Officer of Borrower, dated as of the Special Effective Date, to the effect that all representations and warranties of Borrower under the Loan Agreement were true and correct in all material respects as of the date made and are true and correct in all material respects as of the Special Advances


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Effective Date, as though made on and as of such date (except to the extent that such representations and warranties expressly were made only as of a specific date).

         2.9 NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing under Loan Agreement, and Borrower shall have delivered to Lender (i) a certificate of a Responsible Officer of Borrower, dated as of the Special Advances Effective Date, to the effect that no Default and no Event of Default shall have occurred and be continuing as of such date under the Loan Documents and (ii) a Compliance Certificate, executed by a Responsible Officer of Borrower.

         2.10 NO MATERIAL ADVERSE CHANGE. There shall have occurred no Material Adverse Change since September 30, 1996, and Borrower shall have delivered to Lender a certificate of a Responsible Officer of Borrower, dated as of the Special Advances Effective Date, to the effect that no such Material Adverse Change shall have occurred.

         2.11 DESIGNATION OF COLLATERAL PROPERTIES. Borrower shall have delivered to Lender the information and documents required to be delivered under
Section 3.4 of the Loan Agreement as to each of the Acquisition Properties, and each of the Acquisition Properties shall have been approved by Lender, in its sole discretion, as eligible for inclusion in the Collateral Pool in accordance with Section 3.4 of the Loan Agreement.

         2.12 GENERAL. All other documents and legal matters in connection with the Special Advances shall have been delivered or executed or recorded in form and substance reasonably satisfactory to Lender and Lender shall have received all such counterpart originals or certified copies thereof as Lender may request.

         2.13 SPECIAL ADVANCES EFFECTIVE DATE. The earliest date upon which all of the conditions to (i) the making of the Special Advances and (ii) the amendment of the Loan Agreement are either satisfied or waived by Lender in its sole and absolute discretion is referred to herein as the "Special Advances Effective Date."

         3. CERTAIN AGREEMENTS OF LENDER. During the period (the "Special Advances Term") from the Special Advances Funding Date through the Special Advances Maturity Date, Borrower shall have the right to make borrowing requests pursuant to Section 2.1 of the Loan Agreement. Lender hereby agrees that, notwithstanding anything to the contrary set forth herein or in the Loan Agreement, during the Special Advances Term, the Special Advances shall not be included in the definition of "Debt" of Borrower for purposes of determining whether Borrower has satisfied the financial conditions set forth in the Loan Agreement, including without limitation the financial conditions set forth in
Section 3.2.4 (Pro Forma Debt Service Coverage Ratio) and/or Section 3.2.5 (Pro Forma Consolidated Total Debt to Total Capitalization of the Borrower), and/or whether Borrower is in compliance with the financial covenants set forth in the Loan Agreement, including without limitation the financial covenants set forth in Section 6.2.1 (Maximum Consolidated Total Debt to


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Total Capitalization of the Borrower) and/or Section 6.2.2 (Debt Service
Coverage Ratio) of the Loan Agreement. In addition, Lender and Borrower hereby agree that, for purposes of determining the Available Amount under the Loan Agreement, the Acquisition Properties shall not be included as Collateral Properties.

         4. REAFFIRMATION OF LOAN AGREEMENT. Borrower and Lender intend hereby to amend the Loan Agreement only as set forth herein, and Borrower and Lender hereby agree that, except as expressly amended hereby, all other terms and conditions of the Loan Agreement are hereby confirmed and shall remain in full force and effect.

         5. INCORPORATION BY REFERENCE. All terms and provisions of the Loan Agreement, unless specifically amended by this Amendment, are hereby deemed incorporated by reference herein.

         6. COUNTERPARTS. This Amendment may be executed in counterpart, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        BORROWER:

                                        BURNHAM PACIFIC PROPERTIES,
                                        INC., a California corporation

                                        By:      ______________________________
                                                 Name:
                                                 Title:

                                        LENDER:

                                        NOMURA ASSET CAPITAL CORPORATION,
                                        a Delaware corporation

                                        By:      ______________________________
                                                 David S. Walker, Vice President



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